Exhibit 99.2

Q1 2006 Supplemental Financial Information April 26, 2006

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	March 31	December 31
	2006	2005
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$75	$88
Restricted cash	99	122
Accounts receivable
Customer (less allowance for doubtful accounts of $159 and $136, respectively)	1,284	1,288
Accrued unbilled revenues	297	458
Collateral held by others	29	286
Other	570	549
Inventories
Fuel and gas	318	522
Materials and supplies	139	146
Deferred income taxes	203	257
Assets from risk management and trading activities	573	806
Other	193	160

	3,780	4,682

Investments
Nuclear decommissioning trust funds	678	646
Other	543	530

	1,221	1,176

Property
Property, plant and equipment	18,762	18,660
Less accumulated depreciation and depletion	(7,845)	(7,830)

	10,917	10,830

Other Assets
Goodwill	2,057	2,057
Regulatory assets	2,037	2,074
Securitized regulatory assets	1,314	1,340
Notes receivable	360	409
Assets from risk management and trading activities	253	316
Prepaid pension assets	186	186
Other	252	265

	6,459	6,647

Total Assets	$22,377	$23,335

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	March 31	December 31
	2006	2005
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,090	$1,187
Accrued interest	121	115
Dividends payable	92	92
Accrued payroll	39	34
Short-term borrowings	647	943
Gas inventory equalization	158	—
Current portion of long-term debt, including capital leases	693	691
Liabilities from risk management and trading activities	569	1,089
Other	774	769

	4,183	4,920

Other Liabilities
Deferred income taxes	1,444	1,396
Regulatory liabilities	728	715
Asset retirement obligations	1,111	1,091
Unamortized investment tax credit	128	131
Liabilities from risk management and trading activities	330	527
Liabilities from transportation and storage contracts	307	317
Accrued pension liability	305	284
Deferred gains from asset sales	173	188
Minority interest	17	92
Nuclear decommissioning	90	85
Other	699	740

	5,332	5,566

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,218	5,234
Securitization bonds	1,238	1,295
Equity-linked securities	175	175
Trust preferred-linked securities	289	289
Capital lease obligations	84	87

	7,004	7,080

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 177,769,890 and 174,814,429 shares issued and outstanding, respectively	3,466	3,483
Retained earnings	2,602	2,557
Accumulated other comprehensive loss	(210)	(271)

	5,858	5,769

Total Liabilities and Shareholders’ Equity	$22,377	$23,335

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Three Months Ended
	March 31
	2006	2005
(in Millions)
Operating Activities
Net Income	$136	$122
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	225	208
Deferred income taxes	64	51
Gain on sale of interests in synfuel projects	(22)	(82)
Gain on sale of assets, net	—	4
Partners’ share of synfuel project losses	(71)	(71)
Contributions from synfuel partners	70	47
Changes in assets and liabilities, exclusive of changes shown separately	211	134

Net cash from operating activities	613	413

Investing Activities
Plant and equipment expenditures — utility	(264)	(172)
Plant and equipment expenditures — non-utility	(71)	(26)
Acquisitions, net of cash acquired	(23)	—
Proceeds from sale of interests in synfuel projects	72	63
Proceeds from sale of other assets	29	2
Restricted cash for debt redemptions	23	52
Proceeds from sale of nuclear decommissioning trust fund assets	37	63
Investment in nuclear decommissioning trust funds	(47)	(73)
Other investments	(16)	(21)

Net cash used for investing activities	(260)	(112)

Financing Activities
Issuance of long-term debt	—	395
Redemption of long-term debt	(70)	(628)
Short-term borrowings, net	(193)	36
Repurchase of common stock	(8)	(9)
Dividends on common stock	(91)	(90)
Other	(4)	(1)

Net cash used for financing activities	(366)	(297)

Net Increase in Cash and Cash Equivalents	(13)	4
Cash and Cash Equivalents at Beginning of the Period	88	56

Cash and Cash Equivalents at End of the Period	$75	$60

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended
	March 31
	2006	2005
(in Millions)

Operating Revenues	$1,050	$990

Operating Expenses
Fuel and purchased power	309	301
Operation and maintenance	345	321
Depreciation and amortization	167	150
Taxes other than income	69	69

	890	841

Operating Income	160	149

Other (Income) and Deductions
Interest expense	72	64
Interest income	—	(1)
Other income	(7)	(12)
Other expenses	10	18

	75	69

Income Before Income Taxes	85	80

Income Tax Provision	27	25

Income Before Accounting Change	58	55

Cumulative Effect of Accounting Change	1	—

Reported Earnings	59	55

Adjustments
Incremental non-recurring DTE2 project costs	—	2
Performance Excellence Process	8	—

Operating Earnings	$67	$57

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Unaudited)

	Three Months Ended March 31
	2006	2005
(in Millions)

Operating Revenues	$863	$834

Operating Expenses
Cost of gas	624	627
Operation and maintenance	119	119
Depreciation, depletion and amortization	23	26
Taxes other than income	15	13
Asset (gains) and losses, net	—	48

	781	833

Operating Income (Loss)	82	1

Other (Income) and Deductions
Interest expense	17	15
Interest income	(2)	(2)
Other income	(2)	—
Other expenses	1

	14	13

Income (Loss) Before Income Taxes	68	(12)

Income Tax Provision (Benefit)	18	1

Reported Earnings	50	(13)

Adjustments
Effective tax rate normalization	(4)	8
Performance Excellence Process	2	—
April 2005 MPSC gas orders	—	53
Incremental non-recurring DTE2 project costs	—	1

Operating Earnings	$48	$49

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of March 31, 2006
($ millions)

Short-term borrowings	647
Current portion long-term debt, including capital leases	693
Mortgage bonds, notes and other	5,218
Securitization bonds	1,238
Capital lease obligations	84
Equity-linked securities	175
less MichCon short-term debt	(186)
less Securitization bonds, including current portion	(1,345)

Total debt	6,524

Trust preferred-linked securities	289
Total preferred/ other	289

Equity	5,858

Total capitalization	12,671

Debt	51.5%
Preferred	2.3%
Common shareholders’ equity	46.2%

Total	100.0%

Sales Analysis — Q1 2006
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2006	Q1 2005	% Change

Residential	3,836	4,051	-5%
Commercial	4,008	3,365	19%
Industrial	3,154	2,896	9%
Other	782	666	17%

	11,780	10,978	7%
Interconnection	414	1,719	-76%
Choice*	1,363	1,914	-29%

TOTAL SALES	13,557	14,611	-7%

* Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2006	Q1 2005	% Change

Residential	385,971	361,539	7%
Commercial	344,029	286,344	20%
Industrial	185,072	154,662	20%
Other	37,902	30,118	26%

	952,974	832,663	14%
Interconnection	16,212	79,273	-80%
Choice*	30,072	37,269	-19%

TOTAL REVENUES	999,258	949,205	5%

* Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q1 2006	Q1 2005	% Change

Residential	48,165,971	61,048,508	-21%
Commercial	16,385,031	20,370,715	-20%
Industrial	541,165	542,713	0%

	65,092,167	81,961,936	-21%
End User
Transportation*	43,453,449	49,593,455	-12%

TOTAL SALES	108,545,616	131,555,391	-17%

* Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q1 2006	Q1 2005	% Change

Residential	607,843	538,990	13%
Commercial	206,061	182,707	13%
Industrial	6,675	4,820	38%

	820,579	726,517	13%
End User
Transportation*	44,980	45,422	-1%

TOTAL REVENUES	865,559	771,939	12%

* Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2006	Q1 2005	% Change

Actuals	0	0	n/m
Normal	0	0

Deviation from normal	n/m	n/m
Heating Degree Days
MichCon service territory

	Q1 2006	Q1 2005	% Change

Actuals	2,851	3,388	-16%
Normal	3,288	3,283

Deviation from normal	-13%	3%